UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                                                                               October 12, 2017

CD INTERNATIONAL ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Florida	001-33694	13-3876100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1333 S University Drive, Suite 202	33324
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 363-7333

not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant's Certifying Accountant.

On October 25, 2017, CD International Enterprises, Inc. engaged WWC Professional Corporation("WWC") as our independent registered public accounting firm.  During our two most recent fiscal years and the subsequent interim period prior to retaining WWC (1) neither we nor anyone on our behalf consulted WWC regarding (a) either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K, and (2) WWC did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue

On October 12, 2017, MaloneBailey LLP resigned as our independent registered public accounting firm.  MaloneBailey's reports on the Company's consolidated financial statements for the fiscal years ended September 30, 2016 and 2015 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports of MaloneBailey on the Company's consolidated financial statements for the fiscal years ended September 30, 2016 and 2015 contained an explanatory paragraph which noted that there was substantial doubt about the Company's ability to continue as a going concern.While MaloneBailey had served as our independent registered public accounting firm since January 2014, we had no disagreements with the firm on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure which disagreement if not resolved to the satisfaction of MaloneBailey LLP would have caused it to make reference to the subject matter of the disagreement in connection with any report it might issue.During the fiscal years ended September 30, 2016 and 2015, and during the subsequent interim period through October 12, 2017, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, except for material weaknesses described in Item 9A of the Company's Annual Report on Form 10-K for the year ended September 30, 2016.

The decision to change auditors was approved by our Board of Directors.

We provided MaloneBailey LLP with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that the firm furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by MaloneBailey LLP is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01                      Financial Statements and Exhibits.

(d)            Exhibits

16.1	Letter dated October 24, 2017 from MaloneBailey LLP to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CD International Enterprises, Inc.

Date: October 31, 2017	By: /s/ Yuejian (James) Wang
Yuejian (James) Wang, Chief Executive Officer